UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 17, 2011 (October 16, 2011)

EL PASO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 420-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

Merger Agreement

On October 16, 2011, El Paso Corporation, a Delaware corporation (“El Paso”), together with Sirius Holdings Merger Corporation, a Delaware corporation and a direct, wholly owned subsidiary of El Paso (“New EP”) and Sirius Merger Corporation, a Delaware corporation and a direct, wholly owned subsidiary of New EP (“Merger Sub One”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kinder Morgan, Inc., a Delaware corporation (“KMI”), Sherpa Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of KMI (“Merger Sub Two”), and Sherpa Acquisition, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of KMI (“Merger Sub Three”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub One will merge with and into El Paso (the “First Merger”), with El Paso as the surviving corporation (the “EP Surviving Company”), (ii) immediately thereafter the EP Surviving Company will be converted into a Delaware limited liability company (the “LLC Conversion”), (iii) at least twenty days thereafter, Merger Sub Two will merge with and into New EP (the “Second Merger”), with New EP as the surviving corporation (the “New EP Surviving Company”) and (iv) immediately thereafter, New EP Surviving Company will merge with and into Merger Sub Three (the “Third Merger”), with Merger Sub Three as the surviving company (collectively, the “Transactions”).  Upon completion of the Transactions, El Paso will be a direct, wholly owned subsidiary of Merger Sub Three, and Merger Sub Three, in turn, will be a direct, wholly owned subsidiary of KMI.  The merger of Merger Sub One with and into El Paso and the conversion of EP Surviving Company into a Delaware limited liability company, taken together, is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).    The merger of Merger Sub Two with and into New EP and the merger of New EP Surviving Company with and into Merger Sub Three, taken together, is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

At the effective time of the Second Merger, each share of El Paso common stock, par value $3.00 per share (excluding shares held by El Paso in treasury, any shares held by KMI, Merger Sub Two or Merger Sub Three and any shares held by any other subsidiary of KMI or El Paso and dissenting shares in accordance with Delaware law), will be converted into the right to receive, at the election of the holder but subject to pro-ration with respect to the stock and cash portion so that approximately 57% of the aggregate merger consideration (excluding the Warrants) is paid in cash and at least 43% (excluding the Warrants) is paid in Class P common stock of KMI:  (i) 0.9635 of a share of Class P common stock of KMI, par value $0.01 per share, and 0.640 of a common stock purchase warrant of KMI (the “Warrants”);  (ii) $25.91 in cash without interest and 0.640 of a Warrant; or (iii) 0.4187 of a share of Class P common stock of KMI, par value $0.01 per share, $14.65 in cash without interest and 0.640 of a Warrant  (collectively, the “Merger Consideration”).  The Warrants will be issued pursuant to a warrant agreement in the form of and on the terms specified in the form of warrant agreement attached to the Merger Agreement as Exhibit A, which is incorporated by reference.  Each Warrant will entitle its holder to purchase one share of Class P common stock of KMI at an exercise price of $40.00 per share, subject to certain adjustments, at any time during the five-year period following the closing of the Transactions.

In connection with the Transactions, each outstanding stock option to purchase shares of El Paso common stock, restricted share of El Paso common stock and performance based restricted stock unit of El Paso common stock will: (i) at the effective time of the First Merger, be converted into an equivalent award of New EP; and (ii) at the effective time of the Second Merger, be converted into the right to receive, at the election of the holder (which election will apply to all, but not less than all, of such holder’s outstanding equity awards), but subject to pro-ration (as described above) with respect to the cash portion, either cash or a mixture of cash and shares of Class P common stock of KMI for all shares subject to such awards (in the case of stock options, less the aggregate exercise price).  Such holders will in all cases also receive Warrants as part of the Merger Consideration.  In the case of performance-based restricted stock units, performance will be deemed to be attained at target.

The respective boards of directors of El Paso and KMI have approved the Merger Agreement, and the board of directors of El Paso has agreed to recommend that El Paso’s stockholders adopt the Merger Agreement.  In addition, KMI has agreed to recommend that KMI’s stockholders approve the issuance of the Class P common stock, including the Class P common stock issuable upon exercise of the Warrants, and the Warrants, as required pursuant to certain listing standards of the New York Stock Exchange.  El Paso has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations.  However, the board of directors of El Paso may, subject to certain conditions, change its recommendation in favor of adoption of the Merger Agreement if, in connection with receipt of an alternative proposal, it determines in good faith that failure to effect such a change in recommendation would be inconsistent with its fiduciary duties or if, in connection with an event occurring after the date of the agreement that was not reasonably foreseeable at the time of the agreement, it determines in good faith that the exercise of its fiduciary duties would so require.

The completion of the Transactions is subject to satisfaction or waiver of customary closing conditions, including:  (i) approval of the Merger Agreement by El Paso’s stockholders, (ii) approval of the issuance of Class P common stock and the Warrants by KMI’s stockholders, (iii) approval for listing of the shares of Class P common stock on the New York Stock Exchange and of the Warrants on the New York Stock Exchange or the NASDAQ (or on another exchange as reasonably agreed by El Paso and KMI) issuable as part of the Merger Consideration, (iv) there being no law or injunction prohibiting consummation of the Transactions, (v) expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (vi) the effectiveness of a registration statement on Form S-4, (vii) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (viii) compliance by the other party in all material respects with its covenants, (ix) there not being a reduction in El Paso’s good faith estimate of its net operating loss carryforwards for income tax purposes below $2.6 billion and (x) El Paso’s receipt from its outside legal counsel of (A) an opinion at the time of the First Merger, to the effect that the First Merger and the LLC Conversion, taken together, will qualify for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and (B) an opinion dated as of the closing date of the Second Merger to the effect that the Second Merger and the Third Merger, taken together, will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code.  The completion of the Transactions is not conditioned on receipt of financing by KMI.

El Paso and KMI have made customary representations and warranties in the Merger Agreement.  The Merger Agreement also contains customary covenants and agreements,

including covenants and agreements relating to (i) the conduct of each of El Paso’s and KMI’s respective businesses between the date of the signing of the Merger Agreement and the closing of the Transactions and (ii) the efforts of the parties to cause the Transactions to be completed.

The Merger Agreement contains certain termination rights for both El Paso and KMI and further provides that, upon termination of the Merger Agreement, under certain circumstances, El Paso may be required to pay KMI a termination fee equal to $650 million or, in certain other circumstances, El Paso may be required to reimburse KMI for its expenses up to $20 million and certain financing related expenses.

On October 16, 2011, El Paso, New EP and Merger Sub One entered into an Agreement and Plan of Merger (the “First Merger Agreement”), as contemplated by the Merger Agreement.  The First Merger Agreement sets forth, among other things, the terms and conditions pursuant to which the first step of the Transactions—the First Merger—will occur.  The First Merger Agreement is attached hereto as Exhibit 2.2 and is incorporated by reference.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference.  The foregoing summary has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about El Paso, KMI or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates.  The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of El Paso, KMI  or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in El Paso’s public disclosures.

Voting Agreement

Simultaneously with the execution of the Merger Agreement, El Paso and certain of KMI’s stockholders entered into a voting agreement (the “Voting Agreement”).  Pursuant to the voting agreement, Richard Kinder and certain other stockholders who hold at least 75% of the voting power of KMI, on a fully converted basis, agreed to vote their shares of KMI stock in favor of the issuance of Class P common stock and Warrants in connection with the Transactions.  The foregoing summary of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, which is attached hereto as Exhibit 10.1.

Item 8.01                                             Other Events

On October 16, 2011, El Paso and KMI issued a joint press release announcing the execution of the Merger Agreement.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

2.1

Agreement and Plan of Merger, dated as of October 16, 2011, by and among El Paso Corporation, Sirius Holdings Merger Corporation, Sirius Merger Corporation, Kinder Morgan, Inc., Sherpa Merger Sub, Inc and Sherpa Acquisition, LLC.

2.2	Agreement and Plan of Merger, dated as of October 16, 2011, by and among El Paso Corporation, Sirius Holdings Merger Corporation and Sirius Merger Corporation.

10.1

Voting Agreement, dated as of October 16, 2011, by and among El Paso Corporation, Richard D. Kinder, GS Capital Partners V Fund, L.P., GSCP V Offshore Knight Holdings, L.P., GSCP V Germany Knight Holdings, L.P., GS Capital Partners V Institutional, L.P., GS Capital Partners VI Fund, L.P., GSCP VI Offshore Knight Holdings, L.P., GSCP VI Germany Knight Holdings, L.P., GS Capital Partners VI Parallel, L.P., Goldman Sachs KMI Investors, L.P., GSCP KMI Investors, L.P., GSCP KMI Investors Offshore, L.P., GS Infrastructure Knight Holdings, L.P., GS Institutional Infrastructure Partners I, L.P., GS Global Infrastructure Partners I, L.P., Highstar II Knight Acquisition Sub, L.P., Highstar III Knight Acquisition Sub, L.P., Highstar Knight Partners, L.P., Highstar KMI Blocker LLC, Carlyle Partners IV Knight, L.P., CP IV Coinvestment, L.P., Carlyle Energy Coinvestment III, L.P., Carlyle/Riverstone Knight Investment Partnership, L.P., C/R Knight Partners, L.P., C/R Energy III Knight Non-U.S. Partnership, L.P., and Riverstone Energy Coinvestment III, L.P.

99.1	Joint Press Release dated October 16, 2011.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Kinder Morgan, Inc. (“KMI”) plans to file with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction, and KMI and El Paso Corporation (“EP”) plan to file with the SEC and mail to their respective stockholders a Joint Proxy/Information Statement/Prospectus in connection with the proposed transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY/INFORMATION STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT KMI, EP, THE PROPOSED TRANSACTION AND RELATED MATTERS.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/INFORMATION STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE.  Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy/Information Statement/Prospectus and other documents filed with the SEC by KMI and EP through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy/Information Statement/Prospectus by phone, e-mail or written request by contacting the investor relations department of KMI or EP at the following:

Kinder Morgan, Inc.	El Paso, Inc.
500 Dallas Street, Suite 1000	1001 Louisiana Street
Houston, Texas 77002	Houston, Texas 77002
Attention: Investor Relations	Attention: Investor Relations
Phone: (713) 369-9490	Phone: (713) 420-5855
E-mail: kmp_ir@kindermorgan.com	investorrelations@elpaso.com

PARTICIPANTS IN THE SOLICITATION

KMI and EP, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement.  Information regarding KMI’s directors and executive officers is contained in KMI’s Form 10-K for the year ended December 31, 2010, which has been filed with the SEC.  Information regarding EP’s directors and executive officers is contained in EP’s Form 10-K for the year ended December 31, 2010 and its proxy statement dated March 29, 2011, which are filed with the SEC.  A more complete description will be available in the Registration Statement and the Joint Proxy/Information Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between KMI and EP, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, the sale of EP’s exploration and production assets, the possible drop-down of assets and any other statements about KMI or EP managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, shareholder approvals and the satisfaction of other conditions to consummation of the transaction; the possibility that financing might not be available on the terms committed; the ability to consummate contemplated asset sales; the ability of KMI to successfully integrate EP’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; terrorism; and the other factors described in KMI’s and EP’s Annual Reports on Form 10-K for the year ended December 31, 2010 and their most recent quarterly reports filed with the SEC.  KMI and EP disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 17, 2011

EL PASO CORPORATION

By:	/s/ John R. Sult
	Name:	John R. Sult
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of October 16, 2011, by and among El Paso Corporation, Sirius Holdings Merger Corporation, Sirius Merger Corporation, Kinder Morgan, Inc., Sherpa Merger Sub, Inc and Sherpa Acquisition, LLC.

2.2	Agreement and Plan of Merger, dated as of October 16, 2011, by and among El Paso Corporation, Sirius Holdings Merger Corporation and Sirius Merger Corporation.

10.1

Voting Agreement, dated as of October 16, 2011, by and among El Paso Corporation, Richard D. Kinder, GS Capital Partners V Fund, L.P., GSCP V Offshore Knight Holdings, L.P., GSCP V Germany Knight Holdings, L.P., GS Capital Partners V Institutional, L.P., GS Capital Partners VI Fund, L.P., GSCP VI Offshore Knight Holdings, L.P., GSCP VI Germany Knight Holdings, L.P., GS Capital Partners VI Parallel, L.P., Goldman Sachs KMI Investors, L.P., GSCP KMI Investors, L.P., GSCP KMI Investors Offshore, L.P., GS Infrastructure Knight Holdings, L.P., GS Institutional Infrastructure Partners I, L.P., GS Global Infrastructure Partners I, L.P., Highstar II Knight Acquisition Sub, L.P., Highstar III Knight Acquisition Sub, L.P., Highstar Knight Partners, L.P., Highstar KMI Blocker LLC, Carlyle Partners IV Knight, L.P., CP IV Coinvestment, L.P., Carlyle Energy Coinvestment III, L.P., Carlyle/Riverstone Knight Investment Partnership, L.P., C/R Knight Partners, L.P., C/R Energy III Knight Non-U.S. Partnership, L.P., and Riverstone Energy Coinvestment III, L.P.

99.1	Joint Press Release dated October 16, 2011.